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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported:) September 15, 1997


                          Chevy Chase Bank, F.S.B.
            _____________________________________________________
             (Exact name of registrant as specified in charter)



         Maryland                333-21707                      41-6426362
___________________________ ________________    _________________
State or other jurisdiction   (Commission        (I.R.S. Employer
of incorporation or organ-     File No.)      Identification No.
ization


    C/O CHEVY CHASE BANK, F.S.B
    8401 Connecticut Avenue
    Chevy Chase, Maryland                                       20815
______________________________________             _____________
Address of principal executive offices                        Zip Code


Registrant's telephone number, including area code(301)-986-7000
                                                   _____________
                           Not Applicable
 ________________________________________________________________
 (Former name, former address, and former fiscal year, if changed since last report)




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  Item 5.  Other Events
           None

  Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

  Exhibit 99.1  Monthly Servicer's Report dated September 15, 1997.


                                   Signatures

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Auto Receivables Trust by the undersigned thereunto duly authorized.


                          Chevy Chase Auto Receivables Trust 1997-1

                          By:   Chevy Chase Bank, F.S.B.
                        Originator of the Trust and Servicer


                                                 Mark A. Holles
 Dated:   September 15, 1997    By: ___________________________________

                                                Mark A. Holles
                                                Vice President